INVENTORY	6 Months Ended
Jun. 30, 2025
Inventory Disclosure [Abstract]
INVENTORY
NOTE 3 - INVENTORY

Inventory is composed of the following:

	June 30, 2025	December 31, 2024

Raw materials and components	$59,755	$50,197
Work in progress	15,488	17,382
Finished goods	1,171	961

Total inventory	$76,414	$68,540

Inventories write down expenses due to slow inventory amounted to $590 and $240 for the periods ended June 30, 2025 and 2024, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory no longer relevant.